ROBERTSON STEPHENS INVESTMENT TRUST


                                  SUPPLEMENT
                   TO CLASS A PROSPECTUS DATED MARCH 1, 1998

     The Administrative Services Agreement between Robertson, Stephens & Company Investment Management, L.P. and certain of the Funds has been amended so that, beginning May 26, 1998, no fees will be payable by the Funds under the Agreement. The Diversified Growth, Growth & Income, Global Natural Resources, Global Value, Information Age, and MicroCap Growth Funds are currently parties to the Administrative Services Agreement. In addition, the rate at which the Contrarian Fund pays Rule 12b-1 fees has been reduced to the annual rate of 0.25% of the Funds's average daily net assets.

     As a result, the Expense Summary appearing on pages 2 - 3 of the prospectus is revised to read in its entirety as follows:


                                Expense Summary

     The following table summarizes an investor's maximum transaction costs from investing in Class A shares of each of the Funds and expenses incurred by each of the Funds based on its most recent fiscal year. The Example shows the cumulative expenses attributable to a $1,000 investment in the Funds over specified periods.


Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases ....................   None
 Maximum Sales Load Imposed on Reinvested Dividends .........   None
 Deferred Sales Load ........................................   None
 Redemption Fee* ............................................   None
 Exchange Fee ...............................................   None

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* A $9.00 fee is charged for redemptions made by bank wire.

Annual Fund Operating Expenses
(as a percentage of average net assets):



                                                                                                             Global
                                                               Developing      Diversified     Emerging      Natural
                                             Contrarian        Countries          Growth        Growth      Resources
                                          ---------------   ---------------   -------------   ----------   ----------
Management Fees .......................         1.50%             1.25%            1.00%          1.00%        1.00%
Rule 12b-1 Expenses ...................         0.25%(1)          0.25%(1)         0.25%          0.25%        0.25%
Other Expenses ........................         0.23%             0.60%(1)         0.64%          0.25%        0.32%
                                                -------           -------          ----           ----         ----
Total Fund Operating Expenses .........         1.98%(1)          2.10%(1)         1.89%          1.50%        1.57%


                                              Global          Growth &     Information      MicroCap                 Value +
                                              Value            Income          Age           Growth      Partners    Growth
                                        ----------------- --------------- ------------- --------------- ---------- ----------
Management Fees .......................        1.00%            1.00%          1.00%          1.25%         1.25%      1.00%
Rule 12b-1 Expenses ...................        0.25%            0.25%          0.25%          0.25%         0.25%      0.25%
Other Expenses ........................        0.70%(1)*        0.05%(1)       0.32%          0.45%(1)      0.28%      0.19%
                                               -------          -------        ----           -------       ----       ----
Total Fund Operating Expenses .........        1.95%(1)*        1.30%(1)       1.57%          1.95%(1)      1.78%      1.44%

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(1) Reflecting voluntary expense limitations.

* Estimated based on expected expenses during current fiscal year.


Example

     An investment of $1,000 in a Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:



                                                1 Year     3 Years     5 Years     10 Years
                                               --------   ---------   ---------   ---------
The Contrarian Fund(TM).....................      $20        $62         $107        $230
The Developing Countries Fund ..............      $21        $66         $113        $242
The Diversified Growth Fund ................      $19        $59         $102        $220
The Emerging Growth Fund ...................      $15        $47         $ 82        $179
The Global Natural Resources Fund ..........      $16        $50         $ 85        $186
The Global Value Fund ......................      $20        $61         $105        $227
The Growth & Income Fund ...................      $13        $41         $ 71        $156
The Information Age FundTM .................      $16        $50         $ 85        $186
The MicroCap Growth Fund ...................      $20        $61         $105        $227
The Partners Fund ..........................      $18        $56         $ 96        $209
The Value + Growth Fund ....................      $15        $46         $ 79        $172

     This information is provided to help investors understand the operating expenses of the Funds. The Example should not be considered a representation of future performance. Actual expenses may be more or less than those shown. Other Expenses and Total Fund Operating Expenses for some of the Funds reflect voluntary expense limitations currently in effect. In the absence of those limitations, Other Expenses and Total Fund Operating Expenses, respectively, of those Funds would be as follows: Developing Countries Fund, 1.03% and 2.53%; Global Value Fund, 1.96% and 3.21%; Growth & Income Fund, 0.47% and 1.72%; MicroCap Growth Fund, 1.10% and 2.60% (without giving effect to any reduction in administrative service fees described below). In addition, Rule 12b-1 Expenses for the Contrarian FundTM and the Developing Countries Fund reflect the rates to which the Trustees have limited payments under the Funds' Distribution Plans; in the absence of those limitations, the Funds' Rule 12b-1 Expenses would be 0.75% and 0.50%, respectively, and Total Fund Operating Expenses would be 2.48% and 2.78%, respectively. Until May 26, 1998, each of the Diversified Growth, Growth & Income, Global Natural Resources, Global Value, Information Age, and MicroCap Growth Funds paid fees under an administrative services agreement with Robertson Stephens Investment Management at the annual rate of 0.25% of a Fund's average daily net assets; the agreement was amended on that date to provide that no fee would be payable by those Funds for services under the agreement. Other Expenses and Total Fund Operating Expenses for those Funds are shown in the table above giving effect to the fee reduction. In the absence of the fee reduction, Other Expenses and Total Fund Operating Expenses for the Diversified Growth Fund would be 0.89% and 2.14%, respectively; for the Global Natural Resources Fund, 0.57% and 1.82%, respectively; and for the Information Age Fund, 0.57% and 1.82%, respectively. The Management Fees paid by the Funds are higher than those paid by most other mutual funds. Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.


June 24, 1998